                               State of Delaware




                          Office of Secretary of State



          I, GLENN C. KENTON, SECRETARY OF STATE OF THE STATE OF DELAWARE
DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF GENERAL ELECTRIC FINANCIAL SERVICES, INC. FILED IN
THIS OFFICE ON THE FIFTEENTH DAY OF MAY, A.D. 1984, AT 2 O'CLOCK P.M.



                                              /s/ GLENN C. KENTON
                                             ___________________________________
                                             Glenn C. Kenton, Secretary of State
                                             AUTHENTICATION:
                                                       DATE: 05/15/1984

                          CERTIFICATE OF INCORPORATION

                                       OF

                   GENERAL ELECTRIC FINANCIAL SERVICES, INC.



          1.  The name of the corporation is

                   GENERAL ELECTRIC FINANCIAL SERVICES, INC.


          2. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of
Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.


          3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General
Corporation Law of Delaware.


          4. The total number of shares of stock which the corporation shall have authority to issue is one hundred (100) and the par value of each of such shares is Ten Thousand Dollars ($10,000.00), amounting in the aggregate to One Million Dollars ($1,000,000.00).


          5. The name and mailing address of each incorporator is as follows:

          NAME                   MAILING ADDRESS
          [S]                 [C]
          D. A. Hampton       100 West Tenth Street
                              Wilmington, Delaware 19801

          S. M. Fraticelli    100 West Tenth Street
                              Wilmington, Delaware 19801

          S. K. Zimmerman     100 West Tenth Street
                              Wilmington, Delaware 19801


          6.  The corporation is to have perpetual existence.


          7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly autho-rized:

          A. To make, alter or repeal the by-laws of the corpo-ration.

          B. To exercise all such powers and to do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of the State of Delaware, of this certificate of incorporation and of any by-laws from time to time made by the stockholders which expressly provide that they may not be altered, amended or repealed by the board of directors.


          8. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.


          9. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide.
books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

          10. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certifi-cate of incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.


          WE, THE UNDERSIGNED, being all of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 15th day of
May        , 1984.


                                          D. A. Hampton
                                          ______________
                                          D. A. Hampton

                                          S. M. Fraticelli
                                          _______________
                                          S. M. Fraticelli

                                          S. K. Zimmerman
                                          _______________
                                          S. K. Zimmerman

                               State of Delaware


                          Office of Secretary of State


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF AMENDMENT OF GENERAL ELECTRIC
FINANCIAL SERVICES, INC.  FILED IN THIS OFFICE ON THE TWENTIETH
DAY OF NOVEMBER, A.D. 1986, AT 10 O'CLOCK A.M.



                                             /s/ MICHAEL HARKINS
                                             ___________________________________
                                             Michael Harkins, Secretary of State


                                             AUTHENTICATION: 1014323
                                                       DATE: 11/20/1986

[STATE
   OF
  DELAWARE
OFFICE OF THE
SECRETARY OF STATE
   SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                   GENERAL ELECTRIC FINANCIAL SERVICES, INC.


     General Electric Financial Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: that at a meeting of the Board of Directors of General Electric Financial Services, Inc. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a special meeting of the stockholders of said corporation for consideration
thereof.   The resolutions setting forth the proposed amendment and
calling for a special meeting of the stockholders are as follows:

     RESOLVED, that the Board of Directors of General Electric Financial Services, Inc. (hereinafter referred to as the "Corporation") deems it advisable, and recommends to the shareholders of the Corporation, that "Article 4." of the Certificate of Incorporation of the Corporation be amended to read in its entirety as follows:

                "4.  The aggregate amount of the capital stock which the
             corporation is authorized to issue is Six Hundred One Million Dollars ($601,000,000) consisting of 60,100 shares, of which One Hundred shares, $10,000 par value, shall be Common Stock and Sixty Thousand shares, $10,000 par value, shall be Preferred Stock.

                "The Board of Directors of the corporation, in accordance with
             Section 151 of the General Corporation Law of the State of Delaware, is hereby empowered to authorize the issuance from time to time of the Preferred Stock in such class, classes or series, in such number of shares of any class or series, with such voting powers, and with such designations, preferences, and relative, participating, optional, or other rights, qualifications, limitations or restrictions thereof, including, without limitation, dividend rights, dissolution rights, conversion rights, exchange rights, and redemption rights, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class, classes, or series of the Preferred Stock.

               "Except as otherwise provided by law or in any certificate of designations respecting a particular series of Preferred Stock, full rights to vote on all matters shall be vested in the holders of the Common Stock, and the holders of the Preferred Stock shall not be entitled to vote.

                "Neither a consolidation or merger of the corporation with or into any other corporation, nor a merger of any other corporation into the corporation, nor a reorganization of the corporation, nor the purchase or redemption of all or part of the outstanding shares of any class or classes of stock of the corporation, nor a sale or transfer of the property and business of the corporation as or substantially as an entirety, shall be considered a liquidation, dissolution or winding-up of the corporation."; and

    FURTHER RESOLVED, that a special meeting of the shareholders of the Corporation be held within thirty days hereof, pursuant to notice given by the Secretary of the Corporation, for the purpose of acting upon the recommendation of the Board respecting amendment of "Article 4." of the Certificate of Incorporation of the Corporation as set forth in the preceding Resolution.

    SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of General Electric Financial Services, Inc. was duly called and held, upon written notice given on November 17, 1986, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

    THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said General Electric Financial Services. Inc. has caused this certificate to be signed by Burton J. Kloster, Jr., its Vice President and attested by John J. Leibell, its Assistant Secretary, this 19th day of November, 1986.

                                       General Electric Financial Services, Inc.

                                             /s/ BURTON J. KLOSTER, JR.
                                       By _____________________________________
                                                    Vice President

[SEAL]

ATTEST:

      /s/ JOHN J. LEIBELL
By _______________________________
        Assistant Secretary

                               State of Delaware


                          Office of Secretary of State


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF GENERAL ELECTRIC FINANCIAL SERVICES, INC. FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF DECEMBER, A.D. 1986, AT 12:30 O'CLOCK P.M.



                                               /s/ MICHAEL HARKINS
                                             __________________________________
                                             Michael Harkins, Secretary of State

                                             AUTHENTICATION: 1052283
                                                       DATE: 12/18/1986
[STATE
  OF
 DELAWARE
OFFICE OF THE
SECRETARY OF STATE
  SEAL]

                          CERTIFICATE OF DESIGNATIONS
                                 OF PREFERENCES
                     OF SERIES A CUMULATIVE PREFERRED STOCK
                                       OF
                   GENERAL ELECTRIC FINANCIAL SERVICES, INC.

     General Electric Financial Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of General Electric Financial Services, Inc. held on December 17, 1986, at which a quorum was present and acting throughout, resolutions, pursuant to
Section 151 of the General Corporation Law of the State of Delaware and
Article 4., as amended, of the Certificate of Incorporation, were duly adopted fixing the designations, number of shares, and the voting powers, preferences and relative, participating, optional or other special rights of the Series A Cumulative Preferred Stock and the qualifications, limitations or restrictions of such preferences and/or rights, such resolutions reading as follows:

           RESOLVED, that a series of the Preferred Stock of General Electric Financial Services, Inc. (hereafter called the
     "corporation") is hereby created and established out of the authorized and unissued shares of the Preferred Stock, par value $10,000, of the corporation, such series to consist of 15,000 shares;

           RESOLVED, that such series is hereby designated the Series A Cumulative Preferred Stock (hereafter called the "Series A Preferred Stock");

           RESOLVED, that the powers, designations, preferences and relative, participating, optional or other special rights of the Series A Preferred Stock and the qualifications, limitations or restrictions of such preferences and/or rights are hereby fixed as follows:

         "The Series A Preferred Stock of the corporation shall accrue preferential and cumulative dividends at the rate of 7% per annum on the par value thereof, and no more, from the day following the date of issuance thereof. All dividends accrued on the Series A Preferred
        Stock shall be paid to the holders of record thereof annually when and as declared and on the date fixed therefor by the Board of Directors out of funds legally available therefor and shall be preferential and cumulative in that all current year dividends and all arrearages in the payment of any prior year(s) dividends accrued on the Series A
        Preferred Stock shall be paid or set apart for payment to the holders of record thereof before any dividends shall be paid or set apart for payment to the holders of record of the Common Stock of the corporation.

        "The corporation may, as and when determined by the Board of Directors, pay or set apart for payment dividends on the Common Stock out of funds legally available therefor, provided that the corporation has theretofore paid or set apart for payment to the holders of record of the Series A Preferred Stock all dividends accrued thereon, and, under such circumstances, the holders of record of the Series A Preferred Stock shall not, as such, share in any dividends so paid or set apart for payment to the holders of record of the Common Stock.

        "In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation: (i) the holders of record of the Series A Preferred Stock shall be paid the par value of the Series A Preferred Stock and all dividends accrued thereon, whether or not declared, before any distribution of the corporation's assets shall be made to the holders of record of the Common Stock, and, upon the receipt thereof, the holders of record of the Series A Preferred Stock shall not be entitled to participate in any distribution of the corporation's assets to the holders of record of the Common Stock; (ii) under circumstances in which the assets of the corporation are insufficient to pay the holders of record of the Series A Preferred Stock the par value thereof and all dividends accrued thereon, the assets of the corporation shall be distributed pro rata among the holders of record of the Series A Preferred Stock; and (iii) the assets of the corporation, if any, remaining, after payment to the holders of record of the Series A Preferred Stock of the par value thereof and all dividends accrued thereon, shall be distributed pro rata among the holders of record of the Common Stock.

        "The corporation may, as and when determined by the Board of Directors, redeem the Series A Preferred Stock, in whole or in part, upon 30 days' notice by mail and payment to the holders of record thereof of 100% of the par value thereof plus all dividends accrued thereon to the date of redemption.

        "The holders of record of the Series A Preferred Stock shall not
    have any voting power whatsoever, except as required by law.   The
    holders of record of the Common Stock shall have the entire voting power on all matters to the exclusion of all other stockholders, except as required by law.";

    RESOLVED, that the corporation is hereby authorized to issue and sell the 15,000 shares of Series A Preferred Stock to Employers Reinsurance Corporation, in consideration of the payment to the corporation of the par value thereof aggregating $150,000,000; and

    FURTHER RESOLVED, that any of the President, the Vice President-
Finance, the Vice President and Treasurer, the Vice President and
Comptroller, the Secretary, and the Assistant Secretary of the corporation is hereby authorized and directed to do or cause to be done all such acts and things and to make, execute and deliver, or cause to be made, executed and delivered, in the name and on behalf of the corporation, all such documents and instruments as such officers, or any one or more of them, may deem necessary or advisable in order fully to effectuate the purpose and intention of the foregoing resolutions.

      SECOND: The foregoing resolutions apply to 15,000 shares of Series A Cumulative Preferred Stock of General Electric Financial Services, Inc.

      IN WITNESS WHEREOF, said General Electric Financial Services, Inc. has caused this certificate to be signed by Burton J. Kloster, Jr., its Vice President and attested by John J. Leibell, its Assistant Secretary, this 17th day of December, 1986.

                                     General Electric Financial Services,   Inc.

                                              /s/ BURTON J. KLOSTER, JR.
                                     BY: _______________________________________
                                                       Vice President
                                                  Burton J. Kloster, Jr.

[SEAL]

ATTEST:


      /s/ JOHN J. LEIBELL
By: _________________________
      Assistant Secretary
          John J. Leibell

                               State of Delaware


                          Office of Secretary of State


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF AMENDMENT OF GENERAL ELECTRIC
FINANCIAL SERVICES, INC. FILED IN THIS OFFICE ON THE TENTH DAY OF MARCH, A.D. 1987, AT 10 O'CLOCK A.M.



                                            /s/ MICHAEL HARKINS
                                            ___________________________________
                                            Michael Harkins, Secretary of State


                                            AUTHENTICATION: 1164693
                                                      DATE: 03/12/1987


[STATE
  OF
 DELAWARE
OFFICE OF THE
SECRETARY OF STATE
  SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                   GENERAL ELECTRIC FINANCIAL SERVICES, INC.


    General Electric Financial Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

    FIRST: That at a meeting of the Board of Directors of General Electric Financial Services, Inc. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that the amendment proposed be considered at the next annual meeting of the stockholders. The resolutions setting forth the proposed amendment and directing that the amendment be considered at the next annual meeting of the stockholders are as follows:

    RESOLVED, that the Board of Directors of the Corporation hereby recommends to the stockholders of the Corporation that at the next annual meeting of the stockholders the Certificate of Incorporation of the Corporation be amended by adding thereto a new Article "11." reading as follows:

               "11. No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit liability of a director (i) for any breach of such director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions by such director not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code or (iv) for any transaction from which such director derived an improper personal benefit."

    SECOND: That thereafter the annual meeting of the stockholders was duly called and held, upon written notice given on February 18, 1987, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

    THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, said General Electric Financial Services, Inc. has caused this certificate to be signed by Burton J. Kloster, Jr., its Vice President, and attested by John J. Leibell, its Assistant Secretary, this 9th day of March, 1987.




                                       General Electric Financial Services, Inc.


                                             /s/ BURTON J. KLOSTER, JR.
                                       By _____________________________________
                                                     Vice President


[SEAL]

ATTEST:

    /s/ JOHN J. LEIBELL
By ________________________
     Assistant Secretary

                                State of Delaware


                          Office of Secretary of State


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF AMENDMENT OF GENERAL ELECTRIC
FINANCIAL SERVICES, INC. FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF DECEMBER, A.D. 1987, AT 9:15 O'CLOCK A.M.



                                             /s/ MICHAEL HARKINS
                                             __________________________________
                                             Michael Harkins, Secretary of State

                                             AUTHENTICATION: 1520382
                                                       DATE: 12/29/1987

[STATE
  OF
 DELAWARE
OFFICE OF THE
SECRETARY OF STATE
  SEAL]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                   GENERAL ELECTRIC FINANCIAL SERVICES, INC.


           General Electric Financial Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES
HEREBY CERTIFY:

           FIRST: That at a meeting of the Board of Direc-tors of General Electric Financial Services, Inc. held on
December 16, 1987 resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorpo-ration of said corporation, declaring said amendment to be advisable and directing that the amendment proposed be considered by the stockholders pursuant to written consents signed by the holders of all outstanding stock of the corporation. The resolution setting forth the proposed amendment and directing that the amendment be considered by the stockholders is as follows:

           RESOLVED, that the Board of Directors of the corporation hereby declares it advisable and recommends to the stockholders of the corporation that the Certif-icate of Incorporation of the corporation be amended by amending the Certificate of Designations of Preferences of Series A Cumulative Preferred Stock by deleting the resolution set forth therein fixing the powers, designations, preferences and relative, participating, optional or other special rights of such Preferred Stock and substituting therefor the following resolution:

           RESOLVED, that the powers, designations, pre-ferences and relative, participating, optional or other special rights of the Series A Preferred Stock and the qualifications, limitations or restrictions of such preferences and/or rights are hereby fixed as follows:

                 The Series A Preferred Stock of the
           corporation shall accrue preferential and cumulative dividends at a rate per annum which in each dividend year (the dividend year being the period commencing on December

20 and continuing through December 19 of the following calendar year) is the average of the yield on high grade industrial preferred stock and the yield on medium grade industrial preferred stock as of the close of the week preceding the December 31 (or, if not available, that of the close of the week immediately preceding) that is within such dividend year, as published by Moody's Inves-tors Service, and no more, from and including
December 20, 1987. All dividends accrued on the Series A Preferred Stock shall be paid to the holders of record thereof annually when and as declared and on the date fixed there-for by the Board of Directors out of funds legally available therefor and shall be preferential and cumulative in that all current year dividends and all arrearages in the payment of any prior year(s) dividends accrued on the Series A Preferred Stock shall be paid or set apart for payment to the holders of record thereof before any divi-dends shall be paid or set apart for payment to the holders of record of the Common Stock of the corporation.

      The corporation may, as and when deter-
mined by the Board of Directors, pay or set apart for payment dividends on the Common
Stock out of funds legally available there-for, provided that the corporation has theretofore paid or set apart for payment to the holders of record of the Series A Pre-ferred Stock all dividends accrued thereon, and, under such circumstances, the holders of record of the Series A Preferred Stock shall not, as such, share in any dividends so paid or set apart for payment to the holders of record of the Common Stock.

      In the event of any voluntary or invol-
untary liquidation, dissolution or winding up of the corporation: (i) the holders of record of the Series A Preferred Stock shall be paid the par value of the Series A Preferred Stock and all dividends accrued thereon, whether or not declared, before any distribution of the corporation's assets shall be made to the holders of record of the Common Stock, and, upon the receipt thereof, the holders of record of the Series A Preferred Stock shall not be entitled to participate in any distri-bution of the corporation's assets to the holders of record of the Common Stock; (ii) under circumstances in which the assets of the corporation are insufficient to pay the holders of record of the Series A Preferred
Stock the par value thereof and all dividends accrued thereon, the assets of the corpora-tion shall be distributed pro rata among the holders of record of the Series A Preferred
Stock; and (iii) the assets of the corpora-tion, if any, remaining, after payment to the holders of record of the Series A Preferred
Stock of the par value thereof and all divi-dends accrued thereon, shall be distributed pro rata among the holders of record of the Common Stock.

      The shares of Series A Preferred Stock
and of Series B Preferred Stock shall rank pari passu in right of payment of dividends and payment of amounts distributable upon any voluntary or involuntary liquidation, dis-solution or winding up of the corporation, and in case the stated dividends (including arrearages) or such distributable amounts are not paid in full the shares of both series shall share equally, share for share, in any partial payment.

      The corporation may, as and when deter-
mined by the Board of Directors, redeem the Series A preferred Stock, in whole or in part, upon 30 days' notice by mail and pay-ment to the holders of record thereof of 100% of the par value thereof plus all dividends accrued thereon to the date of redemption.

      The holders of record of the Series A
Preferred Stock shall not have any voting power whatsoever, except as required by law.
The holders of record of the Common Stock shall have the entire voting power on all matters to the exclusion of all other stock-holders, except as required by law.

           SECOND: That thereafter by written consents signed and delivered pursuant to Section 228 of the General
Corporation Law the holder of all of the outstanding Common
Stock of the corporation and the holder of all of the outstanding Preferred Stock of the corporation consented to and authorized such amendment.

           THIRD: That such amendment was duly adopted in accordance with the provisions of Section 242 of the General
Corporation Law of the State of Delaware.

           IN WITNESS WHEREOF, said General Electric
Financial Services, Inc. has caused this certificate to be signed by Burton J. Kloster, Jr., its Vice President, and attested by John J. Leibell, its Assistant Secretary, this
29th day of December, 1987.

                                       General Electric Financial Services, Inc.

                                           /s/ BURTON J. KLOSTER, JR.
[SEAL]                                 By______________________________________
                                                       Vice President

ATTEST:

    /s/ JOHN J. LEIBELL
By ________________________
     Assistant Secretary

                 State of Delaware                      PAGE 1


              Office of Secretary of State


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF GENERAL ELECTRIC
FINANCIAL SERVICES, INC. FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF DECEMBER, A.D. 1987, AT 9:16 O'CLOCK A.M.










                     /s/ MICHAEL HARKINS
                     _______________________________________________
                           Michael Harkins, Secretary of State

                      AUTHENTICATION: 1520383
[STATE                          DATE: 12/29/1987
  OF
 DELAWARE
OFFICE OF THE
SECRETARY OF STATE
  SEAL]

                          CERTIFICATE OF DESIGNATIONS
                                 OF PREFERENCES
                     OF SERIES B CUMULATIVE PREFERRED STOCK
                                       OF
                   GENERAL ELECTRIC FINANCIAL SERVICES, INC.

          General Electric Financial Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES
HEREBY CERTIFY:

          FIRST: That at a meeting of the Board of Directors of General Electric Financial Services, Inc. held on December 16, 1987, at which a quorum was present and acting throughout, resolutions, pursuant to Section 151 of the General Corporation Law of the State of Delaware and
Article 4., as amended, of the Certificate of Incorporation, were duly adopted fixing the designations, number of shares, and the voting powers, preferences and relative, partici-pating, optional or other special rights of the Series B Cumulative Preferred Stock and the qualifications, limi-tations or restrictions of such preferences and/or rights, such resolutions reading as follows:

          RESOLVED, that a series of the Preferred Stock of General Electric Financial Services, Inc. (hereafter called the "corporation") is hereby created and established out of the authorized and unissued shares of the Preferred Stock, par value of $10,000, of the corporation, such series to consist of 10,000 shares;

          RESOLVED, that such series is hereby designated the Series B Cumulative Preferred Stock (hereafter called the "Series B Preferred Stock");

          RESOLVED, that the powers, designations, pre-ferences and relative, participating, optional or other special rights of the Series B Preferred Stock and the qualifications, limitations or restrictions of such preferences and/or rights are hereby fixed as follows:

               The Series B Preferred Stock of the
          corporation shall accrue preferential and cumulative dividends at a rate per annum which in each dividend year (the dividend year being the period commencing on December

20 and continuing through December 19 of the following calendar year) is the average of the yield on high grade industrial preferred stock and the yield on medium grade industrial preferred stock as of the close of the week preceding the December 31 (or, if not available, that of the close of the week immediately preceding) that is within such dividend year, as published by Moody's Inves-tors Service, and no more, from the day following the date of issuance thereof. All dividends accrued on the Series B Preferred
Stock shall be paid to the holders of record thereof annually when and as declared and on the date fixed therefor by the Board of Directors out of funds legally available therefor and shall be preferential and cumulative in that all current year dividends and all arrearages in the payment of any prior year(s) dividends accrued on the Series
B Preferred Stock shall be paid or set apart for payment to the holders of record thereof before any dividends shall be paid or set apart for payment to the holders of record of the Common Stock of the corporation.

      The corporation may, as and when deter-
mined by the Board of Directors, pay or set apart for payment dividends on the Common
Stock out of funds legally available there-for, provided that the corporation has theretofore paid or set apart for payment to the holders of record of the Series B Pre-ferred Stock all dividends accrued thereon, and, under such circumstances, the holders of record of the Series B Preferred Stock shall not, as such, share in any dividends so paid or set apart for payment to the holders of record of the Common Stock.

      In the event of any voluntary or invol-
untary liquidation, dissolution or winding up of the corporation: (i) the holders of record of the Series B Preferred Stock shall be paid the par value of the Series B Preferred Stock and all dividends accrued thereon, whether or not declared, before any distribution of the corporation's assets shall be made to the holders of record of the Common Stock, and, upon the receipt thereof, the holders of record of the Series B Preferred Stock shall not be entitled to participate in any distri-bution of the corporation's assets to the holders of record of the Common Stock; (ii) under circumstances in which the assets of the corporation are insufficient to pay the holders of record of the Series B Preferred
Stock the par value thereof and all dividends accrued thereon, the assets of the corpora-tion shall be distributed pro rata among the holders of record of the Series B Preferred
Stock; and (iii) the assets of the corpora-tion, if any, remaining, after payment to the holders of record of the Series B Preferred
Stock of the par value thereof and all divi-dends accrued thereon, shall be distributed pro rata among the holders of record of the Common Stock.

      The shares of Series A Preferred Stock
and of Series B Preferred Stock shall rank pari passu in right of payment of dividends and payment of amounts distributable upon any voluntary or involuntary liquidation, dis-solution or winding up of the corporation, and in case the stated dividends (including arrearages) or such distributable amounts are not paid in full the shares of both series shall share equally, share for share, in any partial payment.

      The corporation may, as and when deter-
mined by the Board of Directors, redeem the Series B Preferred Stock, in whole or in part, upon 30 days' notice by mail and pay-ment to the holders of record thereof of 100% of the par value thereof plus all dividends accrued thereon to the date of redemption.

      The holders of record of the Series B
Preferred Stock shall not have any voting power whatsoever, except as required by law.
The holders of record of the Common Stock shall have the entire voting power on all matters to the exclusion of all other stock-holders, except as required by law.

          RESOLVED, that the corporation is hereby author-ized to issue and sell to Employers Reinsurance Corporation
10,000 shares of Series B Preferred Stock in consideration of the payment to the corporation of the par value thereof aggregating $100,000,000; and

          FURTHER RESOLVED, that any of the President, the Vice President-Finance, the Vice President and Treasurer, the Vice President and Comptroller, the Secretary, and the Assistant Secretary of the corporation is hereby authorized and directed to do or cause to be done all such acts and things and to make, execute and deliver, or cause to be made, executed and delivered, in the name and on behalf of the corporation, all such documents and instruments as such officers, or any one or more of them, may deem necessary or advisable in order fully to effectuate the purpose and intention of the foregoing resolutions.

          SECOND: The foregoing resolutions apply to 10,000 shares of Series B Cumulative Preferred Stock of General
Electric Financial Services, Inc.

          IN WITNESS WHEREOF, said General Electric
Financial Services, Inc. has caused this certificate to be signed by Burton J. Kloster, Jr., its Vice President and attested by John J. Leibell, its Assistant Secretary, this
29th day of December, 1987.

                                       General Electric Financial Services, Inc.

                                           /s/ BURTON J. KLOSTER, JR.
                                       By: ____________________________________
[SEAL]                                              Vice President

ATTEST:

     /s/ JOHN J. LEIBELL
By:_______________________
     Assistant Secretary

                 State of Delaware                      PAGE 1


               Office of Secretary of State


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF AMENDMENT OF GENERAL ELECTRIC
FINANCIAL SERVICES, INC. FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF OCTOBER, A.D. 1988, AT 10 O'CLOCK A.M.



                           /s/ MICHAEL HARKINS
                          ________________________________________
                            Michael Harkins, Secretary of State

                          AUTHENTICATION: 1905734
[STATE                              DATE: 10/26/1988
 OF
 DELAWARE
OFFICE OF THE
SECRETARY OF STATE
  SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                   GENERAL ELECTRIC FINANCIAL SERVICES, INC.

         General Electric Financial Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of General Electric Financial Services, Inc. held on October 26, 1988 a resolution was duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that the amendment proposed be considered by the Common Stockholder pursuant to written consent signed by the holder of all outstanding Common Stock of the corporation. The resolution setting forth the proposed amendment and directing that the amendment be considered by the Common Stockholder is as follows:

           RESOLVED, that the Board of Directors of General Electric Financial Services, Inc. (hereinafter referred to as the "corporation") hereby declares it advisable and recommends to the Common Stockholder of the corporation that the Certificate of Incorporation of the corporation be amended by amending the first paragraph of "Article 4" of the Certificate of Incorporation to read in its entirety as follows:

               "4. The aggregate amount of the capital stock which the corporation is authorized to issue is Six Hundred One Million Ten Thousand Dollars ($601,010,000) consisting of 60,101 shares, of which One Hundred One shares, $10,000 par value, shall be Common Stock and Sixty Thousand shares, $10,000 par value, shall be Preferred Stock."

          SECOND: That thereafter by written consent signed and delivered pursuant to Section 228 of the General Corporation Law the holder of all of the outstanding Common Stock of the corporation consented to and authorized such amendment.

          THIRD: That such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, said General Electric Financial Services, Inc. has caused this certificate to be signed by Burton J. Kloster, Jr., its Senior Vice President, and attested by John J. Leibell, its Assistant Secretary, this 26th day of October, 1988.

                                       General Electric Financial Services, Inc.


                                            /s/ BURTON J. KLOSTER, JR.
                                       By  ____________________________________
                                                   Burton J. Kloster, Jr.
                                                   Senior Vice President


[SEAL]


ATTEST:

    /s/ JOHN J. LEIBELL
By _______________________
      John J. Leibell
      Assistant Secretary

                             State of Delaware                 PAGE 1


                          Office of Secretary of State


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF AMENDMENT OF GENERAL ELECTRIC
FINANCIAL SERVICES, INC.  FILED IN THIS OFFICE ON THE TWENTIETH
DAY OF DECEMBER, A.D. 1989, AT 10 O'CLOCK A.M.




                                    /s/ MICHAEL HARKINS
                                   ___________________________________________
                                        Michael Harkins, Secretary of State
[STATE
  OF                               AUTHENTICATION: 2461193
 DELAWARE                                    DATE: 12/21/1989
OFFICE OF THE
SECRETARY OF STATE
 SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                   GENERAL ELECTRIC FINANCIAL SERVICES, INC.


       General Electric Financial Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of General Electric Financial Services, Inc. held on December 19, 1989 a resolution was duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that the amendment proposed be considered by the stockholders pursuant to written consents signed by all stockholders of the corporation. The resolution setting forth the proposed amendment and directing that the amendment be considered by the stockholders is as follows:

           RESOLVED, that the Board of Directors of General Electric Financial Services, Inc. (hereinafter referred to as the "corporation") hereby declares it advisable and recommends to the stockholders of the corporation that the Certificate of Incorporation of the corporation be amended by amending the first paragraph of "Article 4" of the Certificate of Incorporation to read in its entirety as follows:

                 "4. The aggregate amount of the capital stock which the corporation is authorized to issue is Eight Hundred One Million Ten Thousand Dollars ($801,010,000) consisting of 80,101 shares, of which One Hundred One shares, $10,000 par value, shall be Common Stock and Eighty Thousand shares, $10,000 par value, shall be Preferred Stock. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote irrespective of subsection (b) (2) of Section 242 of the General Corporation Law of the State of Delaware."

          SECOND: That thereafter by written consents signed and delivered pursuant to Section 228 of the General Corporation Law of the State of Delaware the holders of all of the outstanding stock of the corporation consented to and authorized such amendment.

          THIRD: That such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, said General Electric Financial Services, Inc. has caused this certificate to be signed by Burton J. Kloster, Jr., its Senior Vice President, and attested by John J. Leibell, its Assistant Secretary, this 19th day of December, 1989.

                                       General Electric Financial Services, Inc.

                                             /s/ BURTON J. KLOSTER, JR.
                                       By _____________________________________
                                                  Burton J. Kloster, Jr.
[SEAL]                                            Senior Vice President

ATTEST:

       /s/ JOHN J. LEIBELL
By __________________________
       John J. Leibell
       Assistant Secretary

                        State of Delaware                      PAGE 1


                   Office of Secretary of State


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF GENERAL ELECTRIC FINANCIAL SERVICES, INC. FILED IN THIS OFFICE ON THE TWENTIETH DAY OF DECEMBER, A.D. 1989, AT 10:01 O'CLOCK A.M.




                                   /s/ MICHAEL HARKINS
[STATE                            ____________________________________________
   OF                                 Michael Harkins, Secretary of State
 DELAWARE
 OFFICE OF THE                   AUTHENTICATION: 2461346
 SECRETARY OF STATE                        DATE: 12/21/1989
   SEAL]

                          CERTIFICATE OF DESIGNATIONS
                                 OF PREFERENCES
                     OF SERIES C CUMULATIVE PREFERRED STOCK
                                       OF
                   GENERAL ELECTRIC FINANCIAL SERVICES, INC.

     General Electric Financial Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of General Electric Financial Services, Inc. held on December 19, 1989, at which a quorum was present and acting throughout, resolutions, pursuant to
Section 151 of the General Corporation Law of the State of Delaware and
Article 4., as amended, of the Certificate of Incorporation, were duly adopted fixing the designations, number of shares, and the voting powers, preferences and relative, participating, optional or other special rights of the Series C Cumulative Preferred Stock and the qualifications, limitations or restrictions of such preferences and/or rights, such resolutions reading as follows:

           RESOLVED, that a series of the Preferred Stock of General Electric Financial Services, Inc. (hereafter called the
     "corporation") is hereby created and established out of the authorized and unissued shares of the Preferred Stock, par value of $10,000, of the corporation, such series to consist of 21,000 shares;

           RESOLVED, that such series is hereby designated the Series C Cumulative Preferred Stock (hereafter called the "Series C Preferred Stock");

           RESOLVED, that the powers, designations, preferences and relative, participating, optional or other special rights of the Series C Preferred Stock and the qualifications, limitations or restrictions of such preferences and/or rights are hereby fixed as follows:

           The Series C Preferred Stock of the corporation shall accrue preferential and cumulative dividends at a rate per annum which in each dividend year (the dividend year being the period commencing on December 20 and continuing through December 19 of the following calendar year) is the average of the yield on high grade industrial preferred stock and the yield on medium grade industrial preferred stock as of the close of the week preceding the December 31 (or, if not available, that of the close of the week immediately preceding) that is within such dividend year, as published by Moody's Investors Service, and no more, from the day following the date of issuance thereof. All dividends accrued on the Series C Preferred Stock shall be paid to the holders of record thereof annually when and as declared and on the date fixed therefor by the Board of Directors out of funds legally available therefor and shall be preferential and cumulative in that all current year dividends and all arrearages in the payment of any prior year(s) dividends accrued on the Series C Preferred Stock shall be paid or set apart for payment to the holders of record thereof before any dividends shall be paid or set apart for payment to the holders of record of the Common Stock of the corporation.

The corporation may, as and when determined by the Board of Directors, pay or set apart for payment dividends on the Common Stock out of funds legally available therefor, provided that the corporation has theretofore paid or set apart for payment to the holders of record of the Series C Preferred Stock all dividends accrued thereon, and, under such circumstances, the holders of record of the Series C Preferred Stock shall not, as such, share in any dividends so paid or set apart for payment to the holders of record of the Common Stock.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation: (i) the holders of record of the Series C Preferred Stock shall be paid the par value of the Series C Preferred Stock and all dividends accrued thereon, whether or not declared, before any distribution of the corporation's assets shall be made to the holders of record of the Common Stock, and, upon the receipt thereof, the holders of record of the Series C Preferred Stock shall not be entitled to participate in any distribution of the corporation's assets to the holders of record of the Common Stock; (ii) under circumstances in which the assets of the corporation are insufficient to pay the holders of record of the Series C Preferred Stock the par value thereof and all dividends accrued thereon, the assets of the corporation shall be distributed pro rata among the holders of record of the Series C Preferred Stock; and (iii) the assets of the corporation, if any, remaining, after payment to the holders of record of the Series C Preferred Stock of the par value thereof and all dividends accrued thereon, shall be distributed pro rata among the holders of record of the Common Stock.

The shares of Series A Preferred Stock and of Series B Preferred
Stock and of Series C Preferred Stock shall rank pari passu in right of payment of dividends and payment of amounts distributable upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, and in case the stated dividends (including arrearages) or such distributable amounts are not paid in full the shares of each series shall share equally, share for share, in any partial payment.

         The corporation may, as and when determined by the Board of Directors, redeem the Series C Preferred Stock, in whole or in part, upon 30 days' notice by mail and payment to the holders of record thereof of 100% of the par value thereof plus all dividends accrued thereon to the date of redemption.

         The holders of record of the Series C Preferred Stock shall not have any voting power whatsoever, except as required by law. The holders of record of the Common Stock shall have the entire voting power on all matters to the exclusion of all other stockholders, except as required by law.

         RESOLVED, that the corporation is hereby authorized to issue and sell to General Electric Capital Corporation 21,000 shares of Series C Preferred Stock in consideration of the payment to the corporation of the par value thereof aggregating $210,000,000; and

         FURTHER RESOLVED, that any of the President, the Senior Vice President, Finance, the Vice President and Treasurer, the Vice President and Comptroller, the Secretary, and the Assistant Secretary of the corporation is hereby authorized and directed to do or cause to be done all such acts and things and to make, execute and deliver, or cause to be made, executed and delivered, in the name and on behalf of the corporation, all such documents and instruments as such officers, or any one or more of them, may deem necessary or advisable in order fully to effectuate the purpose and intention of the foregoing resolutions.

     SECOND: The foregoing resolutions apply to 21,000 shares of Series C Cumulative Preferred Stock of General Electric Financial Services, Inc.

     IN WITNESS WHEREOF, said General Electric Financial Services, Inc. has caused this certificate to be signed by Burton J. Kloster, Jr., its Senior Vice President, and attested by John J. Leibell, its Assistant Secretary, this 19th day of December, 1989.

                                       General Electric Financial Services, Inc.

                                           /s/ BURTON J. KLOSTER, JR.
                                       By _____________________________________
                                                  Burton J. Kloster, Jr.
                                                  Senior Vice President
[SEAL]

ATTEST:


     /s/ JOHN J. LEIBELL
By: _______________________
     John J. Leibell
     Assistant Secretary

                 State of Delaware                      PAGE 1


              Office of Secretary of State


     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "GENERAL ELECTRIC FINANCIAL SERVICES, INC." FILED IN THIS OFFICE ON THE NINETEENTH DAY OF DECEMBER, A.D. 1991, AT 10 O'CLOCK A.M.





                        /s/ MICHAEL HARKINS
                        ___________________________________________
                            Michael Harkins, Secretary of State

                        AUTHENTICATION: 3279166
[STATE                            DATE:  12/19/1991
  OF
 DELAWARE
OFFICE OF THE
SECRETARY OF STATE
 SEAL]

                          CERTIFICATE OF DESIGNATIONS
                                 OF PREFERENCES
                     OF SERIES D CUMULATIVE PREFERRED STOCK
                                       OF
                   GENERAL ELECTRIC FINANCIAL SERVICES, INC.

     General Electric Financial Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of General Electric Financial Services, Inc. held on December 17, 1991, at which a quorum was present and acting throughout, resolutions, pursuant to
Section 151 of the General Corporation Law of the State of Delaware and
Article 4., as amended, of the Certificate of Incorporation, were duly adopted fixing the designations, number of shares, and the voting powers, preferences and relative, participating, optional or other special rights of the Series D Cumulative Preferred Stock and the qualifications, limitations or restrictions of such preferences and/or rights, such resolutions reading as follows:

          RESOLVED, That a series of the Preferred Stock of General Electric Financial Services, Inc. (hereafter called the
     "corporation") is hereby created and established out of the authorized and unissued shares of the Preferred Stock, par value of $10,000, of the corporation, such series to consist of 5,000 shares,

          RESOLVED, That such series is hereby designated the Series D Cumulative Preferred Stock (hereafter called the "Series D Preferred Stock");

          RESOLVED, That the powers, designations, preferences and relative, participating, optional or other special rights of the Series D Preferred Stock and the qualifications, limitations or restrictions of such preferences and/or rights are hereby fixed as follows:

          The Series D Preferred Stock of the corporation shall accrue preferential and cumulative dividends at a rate per annum which in each dividend year (the dividend year being the period commencing on December 20 and continuing through December 19 of the following calendar year) is the average of the yield on high grade industrial preferred stock and the yield on medium grade industrial preferred stock as of the close of the week preceding the December 31 (or, if not available, that of the close of the week immediately preceding) that is within such dividend year, as published by Moody's Investors Service, and no more, from the day following the date of issuance thereof. All dividends accrued on the Series D Preferred Stock shall be paid to the holders of record thereof annually when and as declared and on the date fixed therefor by the Board of Directors out of funds legally available therefor and shall be preferential and cumulative in that all current year dividends and all arrearages in the payment of any prior year(s) dividends accrued on the Series D Preferred Stock shall be paid or set apart for payment to the holders of record thereof before any dividends shall be paid or set apart for payment to the holders of record of the Common Stock of the corporation.

The corporation may, as and when determined by the Board of Directors, pay or set apart for payment dividends on the Common Stock out of funds legally available therefor, provided that the corporation has theretofore paid or set apart for payment to the holders of record of the Series D Preferred Stock all dividends accrued thereon, and, under such circumstances, the holders of record of the Series D Preferred Stock shall not, as such, share in any dividends so paid or set apart for payment to the holders of record of the Common Stock.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation: (i) the holders of record of the Series D Preferred Stock shall be paid the par value of the Series D Preferred Stock and all dividends accrued thereon, whether or not declared, before any distribution of the corporation's assets shall be made to the holders of record of the Common Stock, and, upon the receipt thereof, the holders of record of the Series D Preferred Stock shall not be entitled to participate in any distribution of the corporation's assets to the holders of record of the Common Stock; (ii) under circumstances in which the assets of the corporation are insufficient to pay the holders of record of the Series D Preferred Stock the par value thereof and all dividends accrued thereon, the assets of the corporation shall be distributed pro rata among the holders of record of the Series D Preferred Stock; and (iii) the assets of the corporation, if any, remaining, after payment to the holders of record of the Series D Preferred Stock of the par value thereof and all dividends accrued thereon, shall be distributed pro rata among the holders of record of the Common Stock.

The shares of Series A Preferred Stock and of Series B Preferred Stock and of Series C Preferred Stock and of Series D Preferred Stock shall rank pari passu in right of payment of dividends and payment of amounts distributable upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, and in case the stated dividends (including arrearages) or such distributable amounts are not paid in full the shares of each series shall share equally, share for share, in any partial payment.

The corporation may, as and when determined by the Board of Directors, redeem the Series D Preferred Stock, in whole or in part, upon 30 days' notice by mail and payment to the holders of record thereof of 100% of the par value thereof plus all dividends accrued thereon to the date of redemption.

         The holders of record of the Series D Preferred Stock shall not have any voting power whatsoever, except as required by law. The holders of record of the Common Stock shall have the entire voting power on all matters to the exclusion of all other stockholders, except as required by law.

         RESOLVED, That the corporation is hereby authorized to issue and sell to General Electric Capital Corporation 5,000 shares of Series D Preferred Stock in consideration of the payment to the corporation of the par value thereof aggregating $50,000,000; and

         FURTHER RESOLVED, That any of the President, the Senior Vice President, Finance, the Vice President and Treasurer, the Vice President and Comptroller, the Secretary, and the Assistant Secretary of the corporation is hereby authorized and directed to do or cause to be done all such acts and things and to make, execute and deliver, or cause to be made, executed and delivered, in the name and on behalf of the corporation, all such documents and instruments as such officers, or any one or more of them, may deem necessary or advisable in order fully to effectuate the purpose and intention of the foregoing resolutions.

    SECOND:  The foregoing resolutions apply to 5,000 shares of Series
D Cumulative Preferred Stock of General Electric Financial Services, Inc.

    IN WITNESS WHEREOF, said General Electric Financial Services, Inc. has caused this certificate to be signed by Burton J. Kloster, Jr., its Senior Vice President, and attested by John J. Leibell, its Assistant Secretary, this 17th day of December, 1991.

                                       General Electric Financial Services, Inc.

                                            /s/ BURTON J. KLOSTER, JR.
                                       By: ____________________________________
                                                   Burton J. Kloster, Jr.
                                                   Senior Vice President

[SEAL]


ATTEST:

     /s/ JOHN J. LEIBELL
By: ________________________
    John J. Leibell
    Assistant Secretary

                             State of Delaware                      PAGE 1


                          Office of the Secretary of State


     I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF
DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF AMENDMENT OF "GENERAL ELECTRIC
FINANCIAL SERVICES, INC." FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF DECEMBER, A.D. 1992, AT 10 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO
NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.





                       /s/ MICHAEL RATCHFORD
                       _______________________________________________
                        Michael Ratchford, Secretary of State

                        AUTHENTICATION: 3707218
                                  DATE: 12/17/1992


[STATE
   OF
DELAWARE
OFFICE OF THE
SECRETARY
   OF
  STATE
  SEAL]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                   GENERAL ELECTRIC FINANCIAL SERVICES, INC.

      General Electric Financial Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

      FIRST: That at a meeting of the Board of Directors of General Electric Financial Services, Inc., held December 15, 1992, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that said amendment be considered by the stockholders pursuant to written consents signed by all stockholders of said corporation. The resolution setting forth said amendment and directing that said amendment be considered by the stockholders is as follows:

            RESOLVED, That the Board of Directors of General Electric Financial Services, Inc. (hereinafter referred to as the "corporation"), deems it advisable, and recommends to the stockholders of the corporation, that

                  1. the Certificate of Amendment, filed December 29, 1987, of the Certificate of Incorporation of the corporation be amended by deleting the following provision in its entirety:

                        "The holders of record of the Series A Preferred Stock
                  shall not have any voting power whatsoever, except as required by law. The holders of record of the Common Stock shall have the entire voting power on all matters to the exclusion of all other stockholders, except as required by law."

                  2. the Certificate of Designations of Preferences of Series B Cumulative Preferred Stock of the corporation, filed December 29, 1987, be amended by deleting the following provision in its entirety:

             "The holders of record of the Series B Preferred Stock shall not have any voting power whatsoever, except as required by law. The holders of record of the Common Stock shall have the entire voting power on all matters to the exclusion of all other stockholders, except as required by law."

       3. the Certificate of Designations of Preferences of Series C Cumulative Preferred Stock of the corporation, filed December 20, 1989, be amended by deleting the following provision in its entirety:

          "The holders of record of the Series C Preferred Stock shall not have any voting power whatsoever, except as required by law. The holders of record of the Common Stock shall have the entire voting power on all matters to the exclusion of all other stockholders, except as required by law."

       4. the Certificate of Designations of Preferences of Series D Cumulative Preferred Stock of the corporation, filed December 19, 1991, be amended by deleting the following provision in its entirety:

          "The holders of record of the Series D Preferred Stock shall not have any voting power whatsoever, except as required by law. The holders of record of the Common Stock shall have the entire voting power on all matters to the exclusion of all other stockholders, except as required by law."

       5. the Certificate of Amendment and each Certificate of Designations of Preferences referred to, respectively, in paragraphs 1, 2, 3, and 4 hereof, be further amended by adding the following provisions (as additions to Article 4 of the Certificate of Incorporation) to the end of Section "FIRST" of said Certificate of Amendment and to the end of the third resolution of Section "FIRST" of each said Certificate of Designations of Preferences:

          "Except as otherwise required by law, on all matters to be voted on by the corporation's stockholders (1) the holders of record of the Common Stock will be entitled to 1 vote per share, (2) the holders of record of Series A Preferred Stock will be entitled to .0001 vote per share, (3) the holders of record of Series B Preferred Stock will be entitled to .0001 vote per share, (4) the holders of record of Series C Preferred Stock will be entitled to .0001 vote per share and (5) the holders of record of Series D Preferred Stock will be entitled to .0001 vote per share;

                          "The Common Stock, the Series A Preferred Stock, the
                   Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock shall vote as a single class on all matters to be voted on by the corporation. None of the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock will vote as a separate class, except as required under the General Corporation Law of the State of Delaware."

       SECOND: That thereafter, by written consents signed and delivered pursuant to Section 228 of the General Corporation Law of the State of Delaware, the holders of all of the outstanding stock of General Electric Financial Services, Inc., consented to and authorized said amendment.

       THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

       IN WITNESS WHEREOF, said General Electric Financial Services, Inc., has caused this certificate to be signed by Burton J. Kloster, Jr., its Senior Vice President, and attested by John J. Leibell, its Assistant Secretary, this 16th day of December, 1992.

                                       General Electric Financial Services, Inc.

                                           /s/ BURTON J. KLOSTER, JR.
                                       By _____________________________________
                                                  Senior Vice President


[SEAL]



ATTEST:

    /s/ JOHN J. LEIBELL
By _________________________
      Assistant Secretary

                     State of Delaware                      PAGE 1


                    Office of the Secretary of State


     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF
DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF AMENDMENT OF "GENERAL ELECTRIC
FINANCIAL SERVICES, INC."  FILED IN THIS OFFICE ON THE TENTH DAY
OF FEBRUARY, A.D. 1993, AT 10 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO
NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.




                           /s/ WILLIAM T. QUILLEN
                          ______________________________________________
                          William T. Quillen, Secretary of State

                          AUTHENTICATION: 3781129
                                    DATE: 02/10/1993


[STATE
   OF
DELAWARE
OFFICE OF THE
SECRETARY
   OF
 STATE
 SEAL]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                   GENERAL ELECTRIC FINANCIAL SERVICES, INC.

       General Electric Financial Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

       FIRST: That, by unanimous written consent dated January 19, 1993, in lieu of a meeting, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, the Board of Directors of General Electric Financial Services, Inc., duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that said amendment be considered by the stockholders pursuant to written consents signed by all stockholders of said corporation. The resolution setting forth said amendment and directing that said amendment be considered by the stockholders is as follows:

             RESOLVED, That the Board of Directors of General Electric Financial Services, Inc. (hereinafter referred to as the "corporation"), deems it advisable, and recommends to the stockholders of the corporation, that

                    1. the name of the corporation be changed to "General Electric Capital Services, Inc.," and

                    2. Article 1 of the Certificate of Incorporation be amended to read in its entirety as follows:

                        "1. The name of the corporation is GENERAL ELECTRIC
                            CAPITAL SERVICES, INC."

       SECOND: That thereafter, by written consents, signed and delivered pursuant to Section 228 of the General Corporation Law of the State of Delaware, the holders of all of the outstanding stock of General Electric Financial Services, Inc., consented to and authorized said amendment.

       THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

       IN WITNESS WHEREOF, said General Electric Financial Services, Inc., has caused this certificate to be signed by Burton J. Kloster, Jr., its Senior Vice President, and attested by John J. Leibell, its Assistant Secretary, this 9th day of February, 1993.

                                       General Electric Financial Services, Inc.

                                           /s/ BURTON J. KLOSTER, JR.
                                       By _____________________________________
                                                  Senior Vice President

[SEAL]

ATTEST:


     /s/ JOHN J. LEIBELL
By _________________________
      Assistant Secretary


                                       2